UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02    Unregistered Sales of Equity Securities.
On September 15, 2025, Intel Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with NVIDIA Corporation (“NVIDIA”) pursuant to which NVIDIA agreed to purchase 214,776,632 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at $23.28 per share, representing an aggregate purchase price in cash of $5.0 billion. The Shares are to be issued in a private placement in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933 as a transaction not involving a public offering.
The Purchase Agreement contains customary representations, warranties and covenants, and the closing of the transaction is subject to customary closing conditions, including the expiration of any applicable waiting periods, and receipt of any required approvals, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Purchase Agreement does not provide for any governance or information rights beyond those applicable to Intel shareholders generally.
Item 7.01    Regulation FD Disclosure.
The Company’s press release, dated September 18, 2025, announcing the private placement contemplated by the Purchase Agreement and a collaboration between Intel and NVIDIA to develop AI infrastructure and personal computing products is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.
The following exhibits are provided as part of this report:

Exhibit Number	Description
99.1	Press Release, dated September 18, 2025
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	September 18, 2025	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and Chief Legal Officer